Exhibit 10.34

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of May 28, 2024, is entered into by and among Gauzy Ltd., a limited liability company organized under the laws of the State of Israel (the “Company”), Vision Lite SAS, a French société par actions simplifée (the “French Issuer”), the other Guarantors identified on the signature pages hereof, and Chutzpah Holdings Ltd. as the Purchaser, the Administrative Agent and the Collateral Agent (“Chutzpah Holdings”).

W I T N E S S E T H

WHEREAS, the Company, the French Issuer, the other Guarantors from time to time party thereto, Chutzpah Holdings as the Purchaser, the Administrative Agent and the Collateral Agent are parties to that certain Note Purchase Agreement, dated as of November 8, 2023 (the “Chutzpah Note Purchase Agreement”);

WHEREAS, the parties wish to amend the Chutzpah Note Purchase Agreement as set out hereinafter;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Chutzpah Note Purchase Agreement. The rules of interpretation set forth in section 1.02 of the Chutzpah Note Purchase Agreement are incorporated herein. Each reference in the Chutzpah Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Chutzpah Note Purchase Agreement in any other Note Document shall be deemed a reference to the Chutzpah Note Purchase Agreement as amended hereby.

2. Amendments to Chutzpah Note Purchase Agreement.

(a) The definition of “Conversion Price” in Section 1.01 shall be amended by replacing it in its entirety with the following:

““Conversion Price” means, as of the date of any conversion of the principal of a Note pursuant to Section 2.06(d), an amount equal to (a) the price per share for each share of the Company issued at a Qualified IPO, multiplied by (b) the Conversion Percentage”.

(b) The definition of “Qualified IPO” in Section 1.01 shall be amended by replacing it in its entirety with the following:

““Qualified IPO” means, with respect to Qualified IPO Registrant, (i) an initial underwritten public offering of capital stock pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, or equivalent law of another jurisdiction on an internationally-recognized stock exchange (or such other stock exchange as may be approved by the Purchasers) yielding net proceeds to the Qualified IPO Registrant of at least US$50,000,000 and reflecting a pre-money valuation of the Qualified IPO Registrant as the board of directors (or equivalent corporate organ) of the Qualified IPO Registrant shall approve, or (ii) a transaction between the Qualified IPO Registrant and/or its shareholders on the one hand, and a special purpose acquisition company (“SPAC”) on the other hand, following which the Capital Stock of the Qualified IPO Registrant is either publicly traded on such stock exchange or entitled to be exchanged for shares that are publicly traded on such stock exchange (or another kind of transaction structure with a SPAC having substantially the same result), in which the combined company's net cash position after the merger is increased by at least US$50,000,000 (including funds from the SPAC entity and/or a concurrent PIPE investment) and which reflects a pre-money valuation of the Qualified IPO Registrant that as the board of directors (or equivalent corporate organ) of the Qualified IPO Registrant shall approve”.

3. Effectiveness of Amendment. This Amendment shall become effective when it shall have been executed by all the parties, represented by counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.

4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE OR CLAIMS ARISING IN CONNECTION THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5. JURISDICTION; ETC. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; ETC.; SET FORTH IN SECTION 10.09 OF THE NOTE PURCHASE AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6. Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the Chutzpah Note Purchase Agreement constitute the entire contract between and among the parties and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

7. Limited Effect. Except as expressly provided herein, the Chutzpah Note Purchase Agreement and the other Note Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Chutzpah Note Purchase Agreement or any other Note Document, (b) to prejudice any right or rights which the Administrative Agent or any Purchaser may now have or may have in the future under or in connection with the Chutzpah Note Purchase Agreement or the other Note Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Note Parties, on the one hand, and the Administrative Agent or any Purchaser, on the other hand. Without limiting the generality of the foregoing, the execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Purchasers or the Administrative Agent under the Chutzpah Note Purchase Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment.

8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9. Costs and Expenses. As an inducement to the Administrative Agent and the Purchasers entering into this Amendment and as otherwise required under the Note Documents, the Company hereby agrees to pay, following execution and delivery of this Amendment, all costs and expenses of the Administrative Agent and the Purchasers incurred in connection with this Amendment and the matters contemplated herein, including all reasonable attorney’s fees.

10. Note Document. This Amendment shall constitute a Note Document for all purposes of the Chutzpah Note Purchase Agreement and the other Note Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

Gauzy Ltd., as the Company and Guarantor

By:
Name:
Title:

Vision Lite SAS, as French Issuer and Guarantor

By:
Name:
Title:

Gauzy USA, Inc., as Guarantor

By:
Name:
Title:

Gauzy GmbH, as Guarantor

By:
Name:
Title:

[Chutzpah NPA Amendment No. 1 – signature page]

chutzpah holdings, Ltd.,
as Administrative Agent and Collateral Agent
and as Purchaser

By:
Name:
Title:

[Chutzpah NPA Amendment No. 1 – signature page]